Exhibit 99.3

Unaudited Pro Forma Combined Condensed Financial Statements

Introduction

On December 4, 2025, ITT Inc. (“ITT” or the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with LSF11 Redwood Parent LP. (the “Seller”), LSF11 Redwood TopCo LLC (“SPX FLOW”) and ITT Industries Holdings, Inc., a wholly owned subsidiary of ITT (the “Buyer”), pursuant to which the Buyer agreed to purchase (the “Acquisition”) 100% of the issued and outstanding membership interests in SPX FLOW, a provider of highly engineered equipment and process technologies for the industrial and health and nutrition markets. The aggregate consideration (“Purchase Consideration”) is $4,775 million, which will be subject to normal working capital adjustments. The consideration is expected to consist of $4,075 million in cash and 3,839,824 shares of ITT common stock to be issued to the Seller.

The Company has received commitments for a $2,875 million term loan facility (the “Term Loan Facility”) and a $1,200 million bridge financing facility (the “Bridge Loan Facility”). It is intended that the amount committed under the Bridge Loan Facility will be replaced on a dollar-for-dollar basis by the issuance of shares of ITT common stock in a public offering.

The unaudited pro forma combined condensed statements of operations reflect the pro forma impact of the following transactions (the “Transactions”) as if they had been completed on January 1, 2024, and the unaudited pro forma combined condensed balance sheet reflects the pro forma impact of the Transactions as if they had been completed on September 27, 2025:

•	the consummation of the Acquisition, including the issuance of 3,839,824 shares of common stock of ITT issued to the Seller;

•	the incurrence of $2,875 million in debt under the Term Loan Facility; and

•	the issuance of 7,000,000 shares of ITT common stock in a public offering (at an assumed price to the public of $180.99 per share, the last reported sale price of our common stock on the NYSE); and

•	the payment and/or accrual of the expenses and fees related to each of the above.

The unaudited pro forma combined condensed balance sheet as of September 27, 2025 is based upon ITT’s audited consolidated balance sheet as of September 27, 2025 as filed with the Securities and Exchange Commission (“SEC”) in ITT’s Quarterly Report on Form 10-Q on October 29, 2025, combined with the unaudited historical balance sheet of SPX FLOW as of September 27, 2025 as filed with the SEC on Form 8-K on December 8, 2025. The unaudited pro forma combined condensed balance sheet is presented as if the Transactions had occurred on September 27, 2025.

The unaudited pro forma combined condensed statements of operations for the nine months ended September 27, 2025 and September 28, 2024 are based upon ITT’s historical unaudited statement of operations for the nine months ended September 27, 2025 and September 28, 2024, as filed with the SEC in ITT’s Quarterly Report on Form 10-Q on October 29, 2025, combined with the unaudited historical statement of operations of SPX FLOW for the nine months ended September 27, 2025 and September 28, 2024 as filed with the SEC on Form 8-K on December 8, 2025. The unaudited pro forma combined condensed statement of operations for the year ended December 31, 2024 is based upon ITT’s historical unaudited statement of operations for year ended December 31, 2024, as filed with the SEC in ITT’s Annual Report on Form 10-K on February 10, 2025, combined with the unaudited historical statement of operations of SPX FLOW as of December 31, 2024 as filed with the SEC on Form 8-K on December 8, 2025. The unaudited pro forma combined condensed statements of operations are presented as if the Transactions had occurred on January 1, 2024.

Pro forma adjustments are based upon available information and assumptions that management believes are reasonable. Such adjustments are estimated and are subject to change. Certain financial statement line items included in SPX FLOW’s historical presentation have been adjusted to conform to corresponding financial statement line items included in ITT’s historical presentation.

The unaudited pro forma combined condensed financial statements were prepared using the acquisition method of accounting as outlined in the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 805, Business Combinations, under U.S. generally accepted accounting principles (“GAAP”), with the Company considered the acquiring company. Based on the acquisition method of accounting, the consideration paid for SPX FLOW is allocated to its assets and liabilities based on their preliminary estimated fair value. The purchase price allocation and valuation are based on preliminary estimates, subject to final adjustments and provided for informational purposes only. For the purpose of measuring the preliminary estimated fair value of the assets acquired and liabilities assumed, management has applied the accounting guidance under GAAP for fair value measurements, using established valuation techniques. This guidance establishes the framework for measuring fair value for any asset acquired or liability assumed under GAAP. Fair value measurements can be highly subjective and it is possible the application of reasonable judgment could develop different assumptions resulting in a range of alternative estimates using the same facts and circumstances.

The pro forma adjustments and allocation of purchase price of the Acquisition are preliminary and are based on management’s estimates of the fair value of the assets acquired and liabilities assumed, which will be finalized within one year after the Acquisition. The final purchase price allocation will be completed after asset and liability valuations are finalized. This final valuation will be based on the actual net tangible and intangible assets that exist as of the date of the completion of the Acquisition and related financing transactions. Any final adjustments may change the allocations of purchase price, which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma combined condensed financial information. In addition, the timing of the completion of the Acquisition and related financing transactions and other changes in our net tangible and intangible assets prior to the completion of the transactions described above could cause material differences in the information presented.

The condensed consolidated pro forma financial information is being provided for illustrative purposes only and does not purport to represent what the Company’s actual financial position or results of operations would have been had the Transactions occurred on the dates assumed nor do they project the Company’s results of operations or financial position for any future period or date. The actual results reported by the combined company in periods following the Acquisition may differ significantly from these unaudited pro forma combined condensed financial statements for a number of reasons. The pro forma adjustments, as described in the notes to the unaudited pro forma combined condensed financial information, are based on currently available information. Management believes such adjustments are factually supportable, directly attributable, and with respect to the unaudited pro forma combined condensed statements of operations, are expected to have a continuing impact to the combined results. The pro forma financial statements do not account for costs to integrate the operations of ITT and SPX FLOW or the costs necessary to achieve or the impact of any cost savings, operating synergies, and revenue enhancements resulting from the Acquisition.

The public offering is not contingent upon consummation of the Acquisition or the other Transactions. We cannot assure you that the Transactions will be consummated or, if consummated, that they will be consummated on the terms we currently expect.

ITT INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS

(IN MILLIONS)

	As of September 27, 2025
	ITT as Reported	Historical SPX FLOW Reclassified	Transaction Accounting Adjustments		Pro Forma Adjustments - Term Loan Facility		Pro Forma Adjustments - Equity offering		Pro Forma Combined Condensed
Assets
Current assets:
Cash and cash equivalents	$516.4	$180.7	$(4,255.7)	[A]	$2,865.0	[B]	$1,241.6	[C]	$548.0
Receivables, net	808.5	241.7	—		—		—		1,050.2
Inventories, net	658.2	202.2	40.0	[D]	—		—		900.4
Other current assets	154.6	78.4	—		—		—		233.0

Total current assets	2,137.7	703.0	(4,215.7)		2,865.0		1,241.6		2,731.6

Plant, property and equipment, net	603.1	156.8	—		—		—		759.9
Goodwill	1,499.1	994.6	1,930.0	[E]	—		—		4,423.7
Other intangible assets, net	440.7	1,499.0	450.0	[F]	—		—		2,389.7
Other non-current assets	379.7	46.3	—		—		—		426.0

Total non-current assets	2,922.6	2,696.7	2,380.0		—		—		7,999.3

Total assets	$5,060.3	$3,399.7	$(1,835.7)		$2,865.0		$1,241.6		$10,730.9

Liabilities and Shareholders’ Equity
Current liabilities:
Short-term borrowings	$418.0	2.3	$—		$—		$—		$420.3
Accounts payable	458.1	149.0	—		—		—		607.1
Accrued liabilities	529.2	266.4	51.0	[G]	—		—		846.6

Total current liabilities	1,405.3	417.7	51.0		—		—		1,874.0

Noncurrent portion of long-term debt	577.7	1,753.4	(1,753.4)	[H]	2,865.0	[B]	—		3,442.7
Postretirement benefits	123.5	33.5	—		—		—		157.0
Other non-current liabilities	281.5	316.1	96.7	[I]	—		—		694.3

Total non-current liabilities	982.7	2,103.0	(1,656.7)		2,865.0		—		4,294.0

Total liabilities	$2,388.0	$2,520.7	$(1,605.7)		$2,865.0		$—		$6,168.0

Common stock	78.0	—	3.8	[J]	—		7.0	[C]	88.8
Other shareholders’ equity	2,586.9	879.0	(233.8)	[K]	—		1,234.6	[C]	4,466.7

ITT Inc. shareholders’ equity	2,664.9	879.0	(230.0)		—		1,241.6		4,555.5

Noncontrolling interests	7.4	—	—		—		—		7.4

Total shareholders’ equity	$2,672.3	$879.0	$(230.0)		$—		$1,241.6		$4,562.9

Total liabilities and shareholders’ equity	$5,060.3	$3,399.7	$(1,835.7)		$2,865.0		$1,241.6		$10,730.9

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

	Nine Months Ended September 27, 2025
	As Reported	Historical SPX FLOW Reclassified	Transaction Accounting Adjustments		Pro Forma Adjustments - Term Loan Facility		Proforma Combined Condensed
Revenue	$2,884.5	972.1	$—		$—		$3,856.6
Costs of revenue	1,866.2	565.1	17.8	[F]	—		2,449.1

Gross profit	1,018.3	407.0	(17.8)		—		1,407.5

General and administrative expenses	260.8	109.4	—		—		370.2
Sales and marketing expenses	167.7	157.4	5.3	[F]	—		330.4
Research and development expenses	84.0	28.8	6.7	[F]	—		119.5

Operating income	505.8	111.4	(29.8)		—		587.4
Interest expense, net	33.6	95.8	(95.8)	[L]	111.6	[M]	145.2
Loss on early extinguishment of debt	—	1.2	—		—		1.2
Interest income	(5.6)	(4.2)	—		—		(9.8)
Other non-operating (income), expense, net	(3.2)	12.4	—		—		9.2

Income from continuing operations before income tax expense	481.0	6.2	66.0		(111.6)		441.6
Income tax expense	122.0	(8.7)	18.0	[N]	(24.0)	[N]	107.3

Income from continuing operations	359.0	14.9	48.0		(87.6)		334.3
Less: Income attributable to noncontrolling interests	2.6	—	—		—		2.6

Income from continuing operations, net of tax attributable to ITT Inc.	$356.4	$14.9	$48.0		$(87.6)		$331.7

Earnings per share from continuing operations attributable to ITT Inc.:
Basic earnings per share	$4.49						$3.68
Diluted earnings per share	$4.46						$3.66
Weighted average common shares – basic	79.4						90.2	[O]
Weighted average common shares – diluted	79.8						90.6	[O]

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

	Nine Months Ended September 28, 2024
	As Reported	Historical SPX FLOW Reclassified	Transaction Accounting Adjustments		Pro Forma Adjustments - Term Loan Facility		Proforma Combined Condensed
Revenue	$2,701.7	1,022.4	$—		$—		$3,724.1
Costs of revenue	1,768.7	600.8	99.0	[P]	—		2,468.5

Gross profit	933.0	421.6	(99.0)		—		1,255.6

General and administrative expenses	223.1	114.7	60.0	[G]	—		397.8
Sales and marketing expenses	151.2	161.7	2.6	[F]	—		315.5
Research and development expenses	88.3	30.0	6.2	[F]	—		124.5
(Gain) loss on sale of businesses	(47.8)	26.7	—		—		(21.1)

Operating income	518.2	88.5	(167.8)		—		438.9
Interest expense, net	25.1	113.7	(113.7)	[L]	111.6	[M]	136.7
Loss on early extinguishment of debt	—	9.3	—		—		9.3
Interest income	(5.0)	(6.1)	—		—		(11.1)
Other non-operating (income), expense, net	(1.9)	0.1	—		—		(1.8)

Income from continuing operations before income tax expense	500.0	(28.5)	(54.1)		(111.6)		305.8
Income tax expense	104.1	46.9	3.4	[N]	(24.0)	[N]	130.4

Income from continuing operations	395.9	(75.4)	(57.5)		(87.6)		175.4
Less: Income attributable to noncontrolling interests	2.8	—	—		—		2.8

Income from continuing operations, net of tax attributable to ITT Inc.	$393.1		$(57.5)		$(87.6)		$172.6

Earnings per share from continuing operations attributable to ITT Inc.:
Basic earnings per share	$4.80						$1.86
Diluted earnings per share	$4.77						$1.85
Weighted average common shares – basic	81.9						92.7	[O]
Weighted average common shares – diluted	82.4						93.2	[O]

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

	Year Ended December 31, 2024
	As Reported	Historical SPX FLOW Reclassified	Transaction Accounting Adjustments		Pro Forma Adjustments - Term Loan Facility		Proforma Combined Condensed
Revenue	$3,630.7	1,380.2	$—		$—		5,010.9
Costs of revenue	2,383.4	810.0	116.7	[P]	—		3,310.1

Gross profit	1,247.3	570.2	(116.7)		—		1,700.8

General and administrative expenses	297.1	152.0	60.0	[G]	—		509.1
Sales and marketing expenses	205.7	214.0	4.3	[F]	—		424.0
Research and development expenses	116.3	38.0	8.7	[F]	—		163.0
(Gain) loss on sale of businesses	(47.8)	25.7	—		—		(22.1)

Operating income	676.0	140.5	(189.7)		—		626.8
Interest expense, net	36.6	146.6	(146.6)	[L]	148.8	[M]	185.4
Loss on early extinguishment of debt	—	9.3	—		—		9.3
Interest income	(6.6)	(7.0)	—		—		(13.6)
Other non-operating income, net	(1.6)	(5.0)	—		—		(6.6)

Income from continuing operations before income tax expense	647.6	(3.4)	(43.1)		(148.8)		452.3
Income tax expense	125.8	41.4	9.9	[N]	(32.0)	[N]	145.1

Income from continuing operations	521.8	(44.8)	(53.0)		(116.8)		307.2
Less: Income attributable to noncontrolling interests	3.4	—	—		—		3.4

Income from continuing operations, net of tax attributable to ITT Inc.	$518.4	$(44.8)	$(53.0)		$(116.8)		$303.8

Earnings per share from continuing operations attributable to ITT Inc.:
Basic earnings per share	$6.34						$3.28
Diluted earnings per share	$6.30						$3.26
Weighted average common shares – basic	81.8						92.6	[O]
Weighted average common shares – diluted	82.3						93.1	[O]

Notes to Unaudited Pro Forma Combined Condensed Financial Information

(Millions of dollars, except per share amounts)

Note 1. Basis of Presentation

On December 4, 2025, ITT Inc. (“ITT” or the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with LSF11 Redwood Parent LP (the “Seller”), LSF11 Redwood TopCo LLC (“SPX FLOW”) and ITT Industries Holdings, Inc., a wholly owned subsidiary of ITT (the “Buyer”), pursuant to which the Buyer agreed to purchase (the “Acquisition”) 100% of the issued and outstanding membership interests in SPX FLOW, a provider of highly engineered equipment and process technologies for the industrial and health and nutrition markets. The aggregate consideration (“Purchase Consideration”) is $4,775, which will be subject to normal working capital adjustments. The consideration is expected to consist of $4,075 cash and 3,839,824 shares of ITT common stock to be issued to the Seller.

The Company has received commitments for a $2,875 million term loan facility (the “Term Loan Facility”) and a $1,200 million bridge financing facility (the “Bridge Loan Facility”). It is intended that amount committed under the Bridge Loan Facility will be replaced on a dollar-for-dollar basis by the issuance of shares of ITT common stock in a public offering.

The unaudited pro forma combined condensed financial information was prepared using the acquisition method of accounting in accordance with ASC 805, with ITT as the accounting acquirer, using the fair value concepts defined in ASC Topic 820, Fair Value Measurement, and based on the historical consolidated financial statements of ITT and SPX FLOW. Under ASC 805, all assets acquired and liabilities assumed in a business combination are recognized and measured at their assumed acquisition date fair value, while transaction costs associated with the business combination are expensed as incurred. The excess of Purchase Consideration over the estimated fair value of assets acquired and liabilities assumed, if any, is allocated to goodwill.

The pro forma adjustments represent ITT management’s best estimates and are based upon currently available information and certain assumptions that ITT believes are reasonable under the circumstances.

The unaudited pro forma combined condensed balance sheet as of September 27, 2025, combines the historical consolidated balance sheets of the Company and SPX FLOW and has been prepared as if the Acquisition had occurred on September 27, 2025. The unaudited pro forma combined condensed statements of operations for the year ended December 31, 2024 and the nine months ended September 27, 2025 and September 28, 2024, combine the historical consolidated statement of operations of the Company and SPX FLOW and has been prepared as if the Acquisition closed on January 1, 2024.

Note 2. Purchase Price and Purchase Price Allocation

The following table summarizes the preliminary estimate of the Purchase Consideration to be transferred in connection with the Acquisition:

Cash	$4,075.0
ITT shares issued (in whole shares)[1]	3,839,824
Volume-weighted average share price	$182.3

Value of ITT shares expected to be issued to the Seller	$700.0

Total estimated Purchase Consideration	$4,775.0

[1]	The number of shares to be issued is based on the volume-weighted average price of the common stock in the 5-trading days ending on the date before the signing of the Purchase Agreement.

Under the acquisition method of accounting, the identifiable assets acquired, and liabilities assumed of SPX FLOW will be recognized and measured at fair value as of the Acquisition date and added to those of ITT. The determination of fair value used in the transaction-related adjustments presented herein are preliminary and based on ITT management estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the Acquisition. The costs of finite-lived intangible assets are amortized through expense over their estimated lives. The final determination of the purchase price allocation will be based on SPX FLOW’s assets acquired and liabilities assumed as of the Acquisition date. The allocation is dependent upon certain valuation and other studies that have not yet been completed. Accordingly, the pro forma purchase price allocation will be subject to further adjustments as additional information becomes available and as additional analyses and final valuations are completed. The purchase price allocation will be finalized within one year from the Acquisition date. There can be no assurances that these additional analyses and final valuations will not result in significant changes to the estimates of fair value set forth below.

The following table sets forth a preliminary allocation of the Purchase Consideration to the identifiable tangible and intangible assets acquired and liabilities assumed by ITT, as if the Acquisition had been consummated on September 27, 2025 based on the unaudited consolidated balance sheet of SPX FLOW as of September 27, 2025, with the excess recorded as goodwill:

Accounts Receivable	$241.7
Inventory	242.2
Other current assets	78.4
Customer relationships	1,350.0
Developed technology	270.0
Tradename	240.0
Backlog	89.0
Property, plant and equipment	156.8
Other noncurrent assets	46.3
Accounts payable	(149.0)
Other current liabilities	(268.7)
Deferred tax and other income tax liabilities	(377.9)
Other noncurrent liabilities	(68.4)

Net assets acquired	1,850.4
Goodwill	2,924.6

Total purchase price	$4,775.0

Note 3. Pro Forma Adjustments

The pro forma adjustments included in the unaudited pro forma combined condensed financial statements are as follows:

[A]	Pro forma adjustment of $(4,255.7) reflects the following adjustments to cash and cash equivalents:

Cash paid as part of Purchase Consideration	$(4,075.0)
Eliminate cash and cash equivalents on SPX FLOW not assumed in the transaction	(180.7)

Pro forma adjustment	$(4,255.7)

[B]	Reflects adjustment of $2,865.0 to record the proceeds from the Term Loan Facility, net of debt issuance costs of $10.

[C]

Reflects adjustment of $1,241.6 to record the estimated net proceeds from the issuance of 7,000,000 ITT shares in connection with a public offering, based on an assumed price to the public of $180.99 per share, the last reported sale price of our common stock on the NYSE. Based on a par value per share of $1.00, the increase to common stock value within shareholders’ equity is $7.0.

[D]	Reflects an estimated $40.0 adjustment to reflect inventory at fair value as of September 27, 2025.

[E]

Reflects the elimination of SPX FLOW’s historical goodwill and the capitalization of the preliminary goodwill for the estimated Purchase Consideration in excess of the fair value of the net assets acquired in connection with the Acquisition, calculated as follows:

Fair value of consideration transferred in excess of the preliminary fair value of assets acquired and liabilities assumed (Note 2)	$2,924.6
Elimination of SPX FLOW’s historical goodwill	(994.6)

Pro forma net adjustment to goodwill	$1,930.0

[F]

Adjustments to reflect the preliminary fair values of SPX FLOW’s identifiable intangible assets and the associated amortization expense. The primary assets include customer relationships, tradename, developed technology and backlog. The fair value and amortization adjustments for each asset are based on preliminary assumptions. These assumptions are subject to further analysis and may change, which would result in a change to the adjustments included in the unaudited pro forma financial information. The following table presents the fair value, useful life and pro forma amortization adjustments for each asset:

Intangible Asset	Estimated Fair Value	Useful Life	Incremental amortization FY 2024	Incremental amortization YTD Sept. 27, 2025	Incremental amortization YTD Sept. 28, 2024
Customer relationships	$1,350.0	15	4.3	5.3	2.6
Technology	270.0	10	8.7	6.7	6.2
Backlog	89.0	1.25	69.8	17.8	52.1
Tradename	240.0	Indefinite	—	—	—

Total	1,949.0		82.8	29.8	60.9

Eliminate historical SPX FLOW intangible assets	(1,499.0)

Pro forma net adjustment to intangibles, net	$450.0

[G]	Non-recurring adjustment to record $60.0 in estimated transaction fees related to the Transactions, net of tax of $9.0.

[H]	Adjustment to reflect repayment of SPX FLOW indebtedness of $1,753.4 in connection with the Acquisition.

[I]	Adjustment to record $96.7 deferred tax liabilities relating to basis differences for incremental identified intangible assets of $450.0, calculated based on the statutory rate.

[J]

Represents increase in shares outstanding based on issuance of $700.0 in shares to the Seller. The number of shares is calculated based on the volume-weighted average price of the common stock in the 5-trading days ending on the date before the signing of the Purchase Agreement which was $182.30 per share resulting in the issuance of 3,839,824 additional shares. Based on a par value per share of $1.00, the increase to common stock value within shareholders’ equity is $3.8.

[K]	Reflects the impact to retained earnings as follows:

Issuance of shares to Seller as part of Purchase Consideration	700.0
Par value of common stock for shares issued to Seller	(3.8)
Elimination of SPX FLOW shareholders’ equity	(879.0)
Impact of transaction costs, net of tax	(51.0)

Net impact to shareholders’ equity	$(233.8)

[L]	Elimination of SPX FLOW historical interest expense of $95.8 and $146.6 for the nine months ended September 27, 2025 and the year ended December 31, 2024, respectively.

[M]	Reflects the net impact to interest expense as follows:

	Year ended December 31, 2024	Nine months ended September 27, 2025	Nine months ended September 27, 2024
Interest expense on new $2,875 Term Loan Facility at an assumed interest rate of 5%	$143.8	$107.8	$107.8
Amortization of debt issue costs	5.0	3.8	3.8

Net impact to interest expense	$148.8	$111.6	$111.6

[N]	Adjustments reflect the tax effect of income (loss) before income taxes for the pro forma adjustments, calculated based on the statutory rate.

[O]

Reflects the issuance of 3,839,824 shares of ITT common stock to the Seller and 7,000,000 shares of ITT common stock in a public offering at an assumed price of $180.99 per share, the last reported sale price of our common stock on the NYSE.

The following tables summarize the impact to weighted average shares outstanding and earnings per share of a +/- 5% and +/- 10% change in the estimated share price of $180.99 per share, the last reported sale price of our common stock on the NYSE (shares in millions):

Nine months ended September 27, 2025
Change in assumed share price	(10)%	(5)%	5%	10%

Weighted average common shares - basic	91.0	90.6	89.9	89.6
Weighted average common shares - diluted	91.4	91.0	90.3	90.0
Basic earnings per share	3.64	3.66	3.69	3.70
Diluted earnings per share	3.63	3.64	3.67	3.69

Nine months ended September 28, 2024
Change in assumed share price	(10)%	(5)%	5%	10%

Weighted average common shares - basic	93.5	93.1	92.4	92.1
Weighted average common shares - diluted	94.0	93.6	92.9	92.6
Basic earnings per share	1.85	1.85	1.87	1.87
Diluted earnings per share	1.84	1.84	1.86	1.86

Year ended December 31, 2024
Change in assumed share price	(10)%	(5)%	5%	10%

Weighted average common shares - basic	93.4	93.0	92.3	92.0
Weighted average common shares - diluted	93.9	93.5	92.8	92.5
Basic earnings per share	3.25	3.27	3.29	3.30
Diluted earnings per share	3.23	3.25	3.27	3.28

[P]

Impact to costs of revenue reflects the non-recurring amortization of backlog intangible asset of $89 and recognition of $46.9 estimated inventory step-up based on inventory values as of January 1, 2024. The step up in inventories to fair value and backlog intangible asset increase cost of goods sold as the related inventories are sold or backlog is converted to revenue which, for purposes of the unaudited pro forma combined condensed financial information is assumed to occur within the first nine months after the Acquisition date for inventory and within 1.25 years for backlog. These costs are non-recurring in nature and not anticipated to affect the combined condensed income statement beyond twelve months after the Acquisition. A calculation of the net impact is as follows:

	Year ended December 31, 2024	Nine months ended September 27, 2025	Nine months ended September 27, 2024
Inventory impact to costs of revenue	$46.9	$—	$46.9
Backlog amortization	71.2	17.8	53.4
Elimination of SPX Flow backlog amortization	(1.4)	—	(1.3)

Net impact to interest expense	$116.7	$17.8	$99.0

Note 4: SPX FLOW Reclassification Adjustment Tables

Refer to the table below for a summary of reclassification adjustments made to SPX FLOW’s condensed consolidated balance sheet as of September 27, 2025 to conform to ITT’s presentation:

As of September 27, 2025	Historical SPX FLOW	Reclassification Adjustments		Historical SPX FLOW Reclassified
Assets
Current assets:
Cash and cash equivalents	$180.7	$—		$180.7
Receivables, net	241.7	—		241.7
Contract assets	32.5	(32.5)	(a)	—
Inventories, net	202.2	—		202.2
Other current assets	45.9	32.5	(a)	78.4

Total current assets	703.0	—		703.0

Plant, property and equipment, net	156.8	—		156.8
Goodwill	994.6	—		994.6
Other intangible assets, net	1,499.0	—		1,499.0
Other non-current assets	46.3	—		46.3

Total non-current assets	2,696.7	—		2,696.7

Total assets	$3,399.7	$—		$3,399.7

Liabilities and Shareholders’ Equity
Current liabilities:
Short-term borrowings	2.3	—		$2.3
Accounts payable	130.9	18.1	(b)	149.0
Income taxes payable	18.1	(18.1)	(b)	—
Contract liabilities	107.8	(107.8)	(c)	—
Accrued liabilities	158.6	107.8	(c)	266.4

Total current liabilities	417.7	—		417.7

Noncurrent portion of long-term debt	1,753.4	—		1,753.4
Postretirement benefits	—	33.5	(d)	33.5
Deferred and other income tax liabilities	281.2	(281.2)	(e)	—
Other non-current liabilities	68.4	247.7	(d) (e)	316.1

Total non-current liabilities	2,103.0	—		2,103.0

Total liabilities	$2,520.7	$—		$2,520.7

Total shareholders’ equity	879.0	—		879.0

Total liabilities and shareholders’ equity	$3,399.7	$—		$3,399.7

(a)	Represents a reclassification of $32.5 of contract assets to other current assets.

(b)	Represents a reclassification of $18.1 of income taxes payable to accounts payable.

(c)	Represents a reclassification of $107.8 of contract liabilities to accrued liabilities.

(d)	Represents a reclassification of $33.5 from other non-current liabilities to postretirement benefits.

(e)	Represents a reclassification of $281.2 of deferred and other income tax liabilities to other non-current liabilities.

Refer to the table below for a summary of reclassification adjustments to SPX FLOW’s condensed consolidated income statement for the nine months ended September 27, 2025 to conform with ITT’s presentation:

	Nine Months Ended September 27, 2025
	Historical SPX FLOW	Reclassification Adjustments		Historical SPX FLOW Reclassified
Revenue	972.1	$—		$972.1
Costs of revenue	565.1	—		565.1

Gross profit	407.0	—		407.0

Selling, general and administrative expenses	213.3	(103.9)	(a) (c) (d)	109.4
Intangible amortization	75.8	(75.8)	(b)	—
Sales and marketing expenses	—	157.4	(a) (b)	157.4
Research and development expenses	—	28.8	(b) (c)	28.8
Restructuring costs	6.5	(6.5)	(d)	—

Operating income	111.4	—		111.4
Interest expense, net	91.6	4.2	(e)	95.8
Loss on early extinguishment of debt	1.2	—		1.2
Interest income	—	(4.2)	(e)	(4.2)
Other non-operating (income) expense, net	12.4	—		12.4

Income before income taxes	6.2	—		6.2
Income tax benefit	(8.7)	—		(8.7)

Net income	$14.9	$—		$14.9

(a)	Represents a reclassification of $95.2 from selling, general and administrative expense to sales and marketing expenses.

(b)

Represents a reclassification of $62.2 of customer relationship intangible amortization to sales and marketing expense and $13.6 of technology intangible amortization to research and development expenses.

(c)	Represents a reclassification of $15.2 from selling, general and administrative costs to research and development expenses.

(d)	Represents a reclassification of $6.5 of restructuring and other related charges to general and administrative expenses.

(e)	Represents a reclassification of $4.2 of interest income from interest expense, net to interest income.

Refer to the table below for a summary of reclassification adjustments to SPX FLOW’s condensed consolidated income statement for the nine months ended September 28, 2024 to conform with ITT’s presentation:

	Nine Months Ended September 28, 2024
	Historical SPX FLOW	Reclassification Adjustments		Historical SPX FLOW Reclassified
Revenue	1,022.4	$—		$1,022.4
Costs of revenue	599.5	1.3	(b)	600.8

Gross profit	422.9	(1.3)		421.6

Selling, general and administrative expenses	224.9	(110.2)	(a) (c) (d)	114.7
Intangible amortization	80.3	(80.3)	(b)	—
Sales and marketing expenses	—	161.7	(a) (b)	161.7
Research and development expenses	—	30.0	(b) (c)	30.0
Restructuring costs	2.5	(2.5)	(d)	—
(Gain) loss on sale of businesses	26.7	—		26.7

Operating income	88.5	—		88.5
Interest expense, net	107.6	6.1	(e)	113.7
Loss on early extinguishment of debt	9.3	—		9.3
Interest income	—	(6.1)	(e)	(6.1)
Other non-operating (income) expense, net	0.1	—		0.1

Income (loss) before income taxes	(28.5)	—		(28.5)
Income tax expense	46.9	—		46.9

Net income (loss)	$(75.4)	$—		$(75.4)

(a)	Represents a reclassification of $96.8 from selling, general and administrative expense to sales and marketing expenses.

(b)

Represents a reclassification of $64.9 of customer relationship intangible amortization to sales and marketing expense, $14.1 of developed technology intangible amortization to research and development expenses and $1.3 of backlog intangible amortization to costs of revenue.

(c)	Represents a reclassification of $15.9 from selling, general and administrative costs to research and development expenses.

(d)	Represents a reclassification of $2.5 of restructuring and other related charges to general and administrative expenses.

(e)	Represents a reclassification of $6.1 of interest income from interest expense, net to interest income.

Refer to the table below for a summary of reclassification adjustments to SPX FLOW’s consolidated income statement for the year ended December 31, 2024 to conform with ITT’s presentation:

	Year Ended December 31, 2024
	Historical SPX FLOW	Reclassification Adjustments		Historical SPX FLOW Reclassified
Revenue	$1,380.2	$—		$1,380.2
Costs of revenue	808.6	1.4	(b)	810.0

Gross profit	571.6	(1.4)		570.2

Selling, general and administrative expenses	295.1	(143.1)	(a) (c) (d)	152.0
Intangible amortization	105.4	(105.4)	(b)	—
Sales and marketing expenses	—	214.0	(a) (b)	214.0
Research and development expenses	—	38.0	(b) (c)	38.0
Restructuring costs	4.9	(4.9)	(d)	—
Loss on sale of business	25.7	—		25.7

Operating income	140.5	—		140.5
Interest expense, net	139.6	7.0	(e)	146.6
Loss on early extinguishment of debt	9.3	—		9.3
Interest income	—	(7.0)	(e)	(7.0)
Other non-operating (income) expense, net	(5.0)	—		(5.0)

Loss before income taxes	(3.4)	—		(3.4)
Income tax expense	41.4	—		41.4

Net income (loss)	$(44.8)	$—		$(44.8)

(a)	Represents a reclassification of $128.3 from selling, general and administrative expense to sales and marketing expenses.

(b)

Represents a reclassification of $85.7 of customer relationship intangible amortization to sales and marketing expenses, $18.3 of technology intangible amortization to research and development expenses and $1.4 of backlog intangible amortization expense to costs of revenue.

(c)	Represents a reclassification of $19.7 from selling, general and administrative costs to research and development expenses.

(d)	Represents a reclassification of $4.9 of restructuring and other related charges to general and administrative expenses.

(e)	Represents a reclassification of $7.0 of interest income from interest expense, net to interest income.